                                                                                                                     EX-5w
PERSPECTIVE II®(09/09)	JACKSON®
FIXED AND VARIABLE	NATIONAL LIFE INSURANCE COMPANY
ANNUITY APPLICATION (VA220)
Home Office: Lansing, Michigan
www.jackson.com

First Class Mail:	P.O. Box 30314	Customer Care: 800/873-5654
	Lansing, MI 48909-7814	Bank or Financial Institution Customer Care: 800/777-7779
Fax: 800/943-6761
Overnight Mail:	1 Corporate Way	Hours: 8:00 a.m. to 8:00 p.m. ET
	Lansing, MI 48951	Email: contactus@jackson.com

Broker/Dealer or External Account No. (if applicable)

• PLEASE PRINT	Primary Owner

• If owner is a Trust, Trustee Certification form X5335 or trust documents are required with application.

! It is required for Good Order that you provide a physical address.

• Only include mailing address if different from physical address.

Social Security Number          or      Tax I.D. Number                                                                                         Sex:  Male___ Female ___

                                                                                                                                                                         U.S. Citizen:  Yes ____  No ____

First Name                              Middle Name                             Last Name

Non-Natural Owner/Entity Name (if applicable)

Date of Birth (mm/dd/yyyy)              Telephone Number (including area code)  Email Address

Physical Address Line 1 (No P.O. Boxes)
                                                                                Line 2

City                                    State                                   Zip Code

Mailing Address Line 1                                         Line 2

City                                    State                                    Zip Code

Joint Owner
• Proceeds will be distributed in accordance with the Contract on the first death of either Owner.
First Name                              Middle Name                             Last Name

Social Security Number   Date of Birth (mm/dd/yyyy) Sex: Male___ Female ___     U.S. Citizen:  Yes ____  No ____

Email Address  Relationship to Owner                                 Telephone Number (including area code)
                               __ Spouse
                               __Other ___________

Physical Address Line 1 (No P.O. Boxes)
                                                                                       Line 2

City                                    State                                   Zip Code

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Primary Annuitant
• Complete this section if different from Owner.
__ Same as Owner                Sex: Male __   Female __               U.S. Citizen:  Yes __   No __

First Name                             Middle Name                                Last Name

Social Security Number Date of Birth (mm/dd/yyyy)     Telephone No. (including area code) Relationship to Owner
                                                                                                                                                                     __ Spouse
                                                                                                                                                                     __Other ___________
Physical Address Line 1 (No P.O. Boxes)                                         Line 2

City                                                                                 State                                                Zip Code

Joint/Contingent Annuitant
• Complete this section if different from Joint Owner. • Contingent Annuitant must be Annuitant’s spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB.
__ Joint Annuitant    OR     __ Contingent Annuitant     Sex:  Male __   Female __    U.S. Citizen:  Yes __   No __
__ Same as Joint Owner

First Name                             Middle Name                                Last Name

Social Security Number Date of Birth (mm/dd/yyyy)      Telephone No. (including area code) Relationship to Owner
                                                                                                                                                                      __ Spouse
                                                                                                                                                                      __Other ___________
Physical Address Line 1 (No P.O. Boxes)                                         Line 2

City                                                                                 State                                                Zip Code

Beneficiary(ies)
! It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type.

• For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.

__ Primary                                                                                            _____% Percentage of Death Benefit

Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number       Date of Birth (mm/dd/yyyy)                                  Relationship to Owner
                                                                                                                                                      __ Spouse
                                                                                                                                                      __Other __________

________________________________________________________________________________________________
__ Primary    __ Contingent                                                                  _____% Percentage of Death Benefit

Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number        Date of Birth (mm/dd/yyyy)                                  Relationship to Owner

________________________________________________________________________________________________
__ Primary   __ Contingent                                                                   _____% Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name

Social Security/Tax I.D. Number          Date of Birth (mm/dd/yyyy)                                  Relationship to Owner

                                   VDA 220 09/09                                                                            Page 2 of  8                                                                                               V4173 09/09

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Premium Payment
• Make all checks	Select method of payment
payable to Jackson National Life Insurance	___ Check $______________________________ ___ Wire $__________________________________ ___ External Transfer $_____________________ ___ Internal Transfer $________________________
Company®.	Annuity Type
	IRA:	Qualified Plan:	TSA Plan:
	__ IRA - Traditional*	__ 401(k) Qualified Savings Plan	__ 403(b) TSA
	__ Stretch IRA	__ Cash Balance-Defined Benefit	SEP/IRA (408k):
•Jackson® will issue Annuity Type	Roth IRA:	__ Cash Balance-Defined Contribution	__ SARSEP
per the bold	__ Roth Conversion	__ Governmental Deferred	__ SEP
headings.	__ Roth IRA*	Compensation Plan	ORP:
	*Tax Contribution Years and Amounts:	__ HR-10 (Keogh) Plan	__ ORP
	Year:______ $______	__ Money Purchase	__ Texas ORP
	Year:______ $______	__ Non-Profit Deferred	Charitable Remainder Trust:
	Non-Qualified Plan:	Compensation Plan	__ Charitable Remainder Annuity Trust
	__ Deferred Compensation	__ Profit Sharing Plan	__ Charitable Remainder Unitrust
	__ Non-Tax Qualified	__ Roth 401k
__ Target Benefit Plan
Statement Regarding Existing Policies or Annuity Contracts
! It is required for Good Order that this entire section be completed.  COMPLETE X0512 “REPLACEMENT OF LIFE INSURANCE OR ANNUITIES’ WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order).

I (We) certify that: (please select one)
__ I (We) do not have any existing life insurance policies or annuity contracts.
__ I (We) do have existing life insurance policies or annuity contracts.

       Notice to Producer/Representative:  If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 –state variations may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.

Are you replacing an existing life insurance policy or annuity contract?  __ Yes  __ No   If yes, complete the
                                                                                                                                                                                          following Company
                                                                                                                                                                                           information.
Company Name                                                                   Contract Number                                    Anticipated amount
_____________________________            _______________________________    $__________________

_____________________________            _______________________________    $__________________

_____________________________            _______________________________    $__________________

Transfer Information
! For transfers, it is required for Good Order that this entire section be completed.
Non-Qualified Plan Types:  __  IRC 1035 Exchange         __ Non-1035 Exchange
All Other Plan Types:          __  Direct Transfer                 __ Direct Rollover             __ Non-Direct Rollover
Have you submitted a transfer request to the surrendering institution?  __ Yes __ No By marking "Yes," Jackson will not request the funds
Transfer                                                                                                                   Anticipated date                           Anticipated
Type            Company releasing funds                    Account number               of receipt                                      transfer amount
__ Full
__ Partial   _______________________         ______________          ___________________         $______________

__ Full
__ Partial   _______________________         ______________          ___________________         $______________

__ Full
__ Partial   _______________________         ______________          ___________________         $______________

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy)                         If an Income Date is not specified, the Company will default
________________________________             to the Latest Income Date as shown in the Contract.

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Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
• If no optional Death Benefit is selected your beneficiary (ies) will receive the standard death benefit. Please see the prospectus for details.
Select only one of the following (Ages 0-79)
May not be selected in combination with LifeGuard Freedom 6 DB.
5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
__ With Highest Quarterly Anniversary Value Death Benefit
__ Without Highest Quarterly Anniversary Value Death Benefit

6% Roll-Up Death Benefit (5% if the Owner is age 70 or older on the date of issue)
__ With Highest Quarterly Anniversary Value Death Benefit
__ Without Highest Quarterly Anniversary Value Death Benefit

__ Highest Quarterly Anniversary Value Death Benefit

Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
• Optional Death Benefits and Other Optional Benefits: Additional charges will apply. Please see the prospectus for details.
Age limitations apply based on the age of the Owner(s) or Covered Lives.
Earnings Protection Benefit                                                                                Withdrawal Options
__ Earnings Max®(Ages 0-75)                                                                             __ 20% Free Withdrawal Benefit7 (Ages 0-90)
                                                                                                                                    __ 5-Year Withdrawal Charge Schedule (Ages 0-85)
Guaranteed Living Benefit Options
(May Select only one GMAB or GMWB)                                                          Contract Enhancement Options
GMAB (Guaranteed Minimum Accumulation Benefit)                                      (May select only one) (Ages 0-87)
__ Jackson GMAB(SM)1,2(Ages 0-80)                                                                 __ 2% of first-year premium
GMWB (Guaranteed Minimum Withdrawal Benefits)                                         __ 3% of first-year premium
__ SafeGuard Max (SM)(Ages 0-85) GMWB with 5-Year Step-Up                 __ 4% of first-year premium
__ AutoGuard® 5(Ages 0-80) 5% GMWB with Annual Step-Up                      __ 5% of first-year premium8
__ AutoGuard 6 (Ages 0-80) 6% GMWB with Annual Step-Up

GMWB For Life (For Life Guaranteed Minimum Withdrawal Benefits)
__ LifeGuard Freedom 6(SM)(Ages 45-80) For Life GMWB with Bonus & Annual Step-Up
__ LifeGuard Freedom 6 DB(SM)3(Ages 45-75) For Life GMWB with Bonus, Annual Step-Up & Death Benefit
__ LifeGuard Freedom 6 w/Joint Option 4,5,6(Ages 45-80) Joint For LIfe GMWB with Bonus & Annual Step-Up
__ LifeGuard Select(SM)2(Ages 55-80) For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up
__ LifeGuard Select w/Joint Option2,4,5,6(Ages 55-80) Joint for Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up

(1)  May not be selected in combination with a Contract Enhancement or with the Capital Protection Program.  Premium payments will not be accepted after 90 days from the Issue Date.  The required allocation percentage can be obtained from the Company.
(2)  The total number of allocations in the Premium Allocation section may not exceed 17.
(3)  May not be selected in combination with an Optional Death Benefit.
(4)  For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
       Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
(5)  For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required.  Please ensure the
       Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.
(6)  For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
(7)  May not be selected in combination with either the 3%, 4%, or 5% Contract Enhancements.
(8)  If selected, premium payments will not be accepted after the first contract Year.

Systematic Investment (periodic premium reallocation programs)
• Only the Investment Division(s) selected in the Premium Allocation section and the 1-Year Fixed Account (if selected) will participate in the rebalancing program.
Automatic Rebalancing.  The 3, 5 and 7-Year Fixed Account             DCA+ ($15,000 contract minimum)
Options are not available for Automatic Rebalancing.                                     _____% 6-month
Frequency:                                                                                                               _____% 12-month
__ Monthly  __  Quarterly  __  Semiannually  __  Annually                 If DCA+ is selected, you must attach the Systematic
Start Date (mm/dd/yyyy) _____________________                    Investment Form (V2375)
Note: If no date is selected, the program will begin one month/            DCA+ provides an automatic monthly transfer to the
quarter/half year/year (depending on the frequency you selected)      selected Investment Division(s) so the entire amount
from the date Jackson applies the first premium payment.  If no            invested in this program, plus earnings, will be transferred
frequency is selected, the frequency will be annual.  No transfers        by the end of the DCA+ term selected.  If selected, the
will be made on days 29, 30, or 31, unless set up on annual                    total number of elections in the Premium Allocation
frequency.                                                                                                        section may not exceed 17.

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Premium Allocation

! Tell us how you	JNL®	JNL/M&G	JNL/PPM America
want your	___% Institutional Alt 20	___% Global Basics	___% High Yield Bond
annuity premiums	___% Institutional Alt 35	___% Global Leaders	___% Mid Cap Value
invested	___% Institutional Alt 50		___% Small Cap Value
TOTAL	___% Institutional Alt 65		___% Value Equity
ALLOCATION		JNL/Mellon Capital Management
MUST EQUAL	JNL/AIM	___% JNL 5	JNL/Red Rocks
100%.	___% International Growth	___% Dow SM 10	___% Listed Private Equity
	___% Large Cap Growth	___% S&P® 10
! Total number of	___% Global Real Estate	___% Global 15
allocation	___% Small Cap Growth	___% 25	JNL/Select
selections may		___% Select Small-Cap	___% Balanced
not exceed 18.	JNL/Capital Guardian	___% JNL Optimized 5	___% Money Market
	___% Global Balanced	___% VIP	___% Value
• All premium	___% Global Diversified	___% Dow Dividend
allocation	Research	___% European 30
options may	___% International Small Cap	___% Nasdaq® 25	JNL/T. Rowe Price
not be available	___% U.S. Growth Equity	___% NYSE International 25	___% Established Growth
in all states.		___% Pacific Rim 30	___% Mid-Cap Growth
Restrictions	JNL/Credit Suisse	___% S&P 24	___% Short-Term Bond
may apply at	___% Commodity Securities	___% S&P SMid 60	___% Value
Jackson’s	___% Long/Short	___% Value Line® 30
discretion on a		___% S&P 500 ®Index
non-	JNL/Eagle	___% S&P 400 MidCap Index	JNL/S&P Strategic
discriminatory	___% Core Equity	___% Small Cap Index	___% S&P 4
basis.	___% SmallCap Equity	___% International Index	___% Competitive Advantage
		___% Bond Index	___% Dividend Income &
	JNL/Franklin Templeton	___% Index 5	Growth
	___% Founding Strategy	___% 10 x 10	___% Intrinsic Value
	___% Global Growth	___% Communications Sector	___% Total Yield
	___% Income	___% Consumer Brands Sector
	___% Mutual Shares	___% Financial Sector
	___% Small Cap Value	___% Healthcare Sector	JNL/S&P Managed
		___% Oil and Gas Sector	___% Conservative
	JNL/Goldman Sachs	___% Technology Sector	___% Moderate
	___% Core Plus Bond	___% Global Alpha	___% Moderate Growth
	___% Emerging Markets Debt		___% Growth
	___% Mid Cap Value		___% Aggressive Growth
JNL/Oppenheimer
	JNL/Ivy	___% Global Growth
	___% Asset Strategy		JNL/S&P Disciplined
___% Moderate
	JNL/JPMorgan		___% Moderate Growth
	___% International Value	JNL/PAM	___% Growth
	___% MidCap Growth	___% Asia ex-Japan
	___% U.S. Government &	___% China-India
	Quality Bond		Fixed Account Options
___% 1-Year
	JNL/Lazard	JNL/PIMCO	___% 3-Year
	___% Emerging Markets	___% Real Return	___% 5-Year
	___% Mid Cap Equity	___% Total Return Bond	___% 7-Year
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Capital Protection Program
__ Yes __ No (If no selection is made, Jackson will default to "No.")
If you marked "Yes," which Fixed Account Option do you wish to select for the Capital Protection Program? Select only one.
__ 1-Year __ 3-Year __ 5-Year __ 7-Year

Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on page 5.

Telephone and Electronic Transfers Authorization

By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Producer/Representative subject to Jackson's administrative procedures.  This authorization is not extended to Authorized Callers.

Do you authorize these types of transfers? __ Yes __ No

Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.  If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.  I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction.  If no such election is made, Jackson will default to "No" for residents of Nebraska and North Dakota and to "Yes" for residents of all other states.

Electronic Delivery Authorization
I agree to receive documents electronically:
• Check the boxes next to the types of documents you wish to receive
__ All documents
__ Quarterly statements                                                      __ Prospectuses and prospectus supplements
__ Periodic and immediate confirmation statements       __ Proxy and other voting materials
__ Annual and Semi-Annual reports                                 __ Other Contract-related correspondence

electronically. If an email address is provided, but no document type
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on a website.  Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons.  Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

is selected, the selection will default to “All Documents.”
I (We) do __ do not __ have ready access to computer hardware and software that meet the requirements listed below.  My email address is:  ___________________________________________.  I (We) will notify the company of any new email address.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:  To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive.  If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

Please see Page 7 for further information regarding Electronic Delivery.
• If you want to	Authorized Callers
authorize an
individual other	First Name	Middle Name	Last Name
than your
Producer/Rep	Social Security/Tax I.D. Number		Date of Birth (mm/dd/yyyy)
to receive
Contract	First Name	Middle Name	Last Name
information via
telephone, please list that individuals name here.	Social Security/Tax I.D. Number		Date of Birth (mm/dd/yyyy)
VDA 220 09/09 Page 6 of 8 V4173 09/09

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Notice to Applicant

ARKANSAS, COLORADO, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.  DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person.  Penalties include imprisonment and/or fines.  In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.

Electronic Delivery Information:  There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.

Client Acknowledgements

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2.  I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3.  I (We) understand that the Contract I (we) have applied for is variable and employs the use of a separate account. I (We) also understand that the annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of a Investment Division in the separate account of Jackson are variable and may be increased or decreased, and the dollar amounts are not guaranteed by Jackson or any other insurance company, the United States government or any state government, the FDIC, Federal Reserve Board or any other federal or state agency. I (We) understand that, except for funds allocated to the Contract's Fixed Account Option, I (we) will bear all risk under the Contract.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7. I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
8. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.

Owner's Signature	Date Signed (mm/dd/yyyy)	State where signed

Owner's Title (required if owned by an Entity)

Joint Owner Signature	Date Signed (mm/dd/yyyy)	State where signed

Annuitant's Signature (if other than Owner)	Date Signed (mm/dd/yyyy)	State where signed

Joint Annuitant's Signature (if other than Joint Owner)	Date Signed (mm/dd/yyyy)	State where signed

                                       VDA 220 09/09                                                                           Page 7 of  8                                                                                               V4173 09/09

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Producer/Representative Acknowledgements
! Complete this certification regarding sales material section only if:

• Your client has other existing policies or annuity contracts

AND

• Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.

• Program Options Note: Contact your home office for program information.  If no option is indicated, the designated default will be used.

! It is required for Good Order that all Producer/Rep numbers be supplied.

I certify that:
___  I did not use sales material(s) during the presentation of this Jackson product to the applicant.
___  I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.  In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
_____________________________________________________________________________
By signing this form, I certify that:
1.  I am authorized and qualified to discuss the Contract herein applied for.
2.  I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3.  The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
4.  I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position.
5.  The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6.  The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
7.  I have complied with requirements for disclosures and/or replacements as necessary.

Jackson Prod./Rep. No.          Producer/Representative Signature                                 Date Signed (mm/dd/yyyy)

First Name                                        Middle Name                                   Last Name

Broker/Dealer Name                                                                                                           Program Options
                                                                                                                                       __ A  __ B  __ C  __ D  __ E

Address (number and street)                                                City                            State           Zip Code

Email Address                          Business Telephone No. (including area code)                                     Percentage
                                                                                                                                                                           _________%

If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).

Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                                                                            _________%

Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                                         _________%

NOT FDIC/NCUA INSURED * NOT BANK/CU GUARANTEED * MAY LOSE VALUE NOT A DEPOSIT * NOT INSURED BY ANY FEDERAL AGENCY
VDA 220 09/09 Page 8 of 8 V4173 09/09